UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2010

ELECTRO SCIENTIFIC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-12853	93-0370304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13900 NW Science Park Drive, Portland, Oregon	97229
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 641-4141

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Shareholders of the Company was held pursuant to notice at 2:30 p.m. Pacific Daylight Time on August 12, 2010 at the Company’s offices in Portland, Oregon to consider and vote upon:

Proposal 1	To elect the three directors named in the proxy statement for a term of three years and the one director named in the proxy statement for a term of two years. Frederick A. Ball, Nicholas Konidaris and Robert R. Walker are nominees for election for three year terms and David Nierenberg is a nominee for election for a two year term.

Proposal 2	To ratify the appointment of KPMG LLP as ESI’s independent registered public accounting firm for the fiscal year ending April 2, 2011.

The final results of the voting on these proposals were as follows:

Proposal 1

Election of Director	For	Withheld	Broker Non-Votes
Frederick A. Ball	22,581,851	2,111,960	1,846,043
Nicholas Konidaris	22,491,399	2,202,412	1,846,043
Robert R. Walker	22,580,176	2,113,635	1,846,043
David Nierenberg	24,461,109	232,702	1,846,043

Proposal 2

For	Against	Abstain
26,204,168	330,239	5,447

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2010

Electro Scientific Industries, Inc.

By:	/s/ Kerry Mustoe
Name:	Kerry Mustoe
Title:	Vice President, Corporate Controller, and Chief Accounting Officer (Principal Accounting Officer)

3